Exhibit 99.1

Xerox Corporation Announces Offering of Senior Secured Notes

NORWALK, Conn., March 25, 2025 – Xerox Corporation today announced an offering of (i) $400,000,000 aggregate principal amount of Senior Secured First Lien Notes due 2030 (the “First Lien Notes”) to be issued by Xerox Corporation and guaranteed by Xerox Holdings Corporation (“Xerox” and, together with Xerox Corporation, the “Company”) and certain of Xerox’s domestic and foreign subsidiaries and (ii) $400,000,000 aggregate principal amount of Senior Secured Second Lien Notes due 2031 (the “Second Lien Notes” and together with the First Lien Notes, the “Notes”) to be issued by Xerox Issuer Corporation (the “Escrow Issuer”), a wholly-owned subsidiary of Xerox Corporation.

Xerox Corporation intends to use the net proceeds from the offering of the First Lien Notes, together with cash on hand, to finance the redemption of $90 million of Xerox’s 5.000% Senior Notes due 2025 (the “2025 Notes”), including redemption premiums and accrued interest, on or about the issue date of the First Lien Notes, with the balance to be redeemed on or prior to maturity, and to pay fees and expenses in connection with the offering. Pending application of the proceeds to redeem the remaining 2025 Notes, Xerox will use the proceeds of the First Lien Notes for general corporate purposes, including the repayment of $95 million aggregate principal amount of borrowings under Xerox Corporation’s first lien senior secured term loan credit facility.

Xerox Corporation intends to use the net proceeds from the offering of the Second Lien Notes to (i) fund a portion of the purchase price for the proposed acquisition (the “Lexmark Acquisition”) of all of the issued and outstanding equity securities of Lexmark International II, LLC (“Lexmark”), as previously announced on December 22, 2024 and the repayment of substantially all of Lexmark’s outstanding debt (together with accrued interest and any applicable expenses, fees or premiums) and (ii) pay fees and expenses in connection with the offering, the Lexmark Acquisition and the related transactions.

Pending consummation of the Lexmark Acquisition, concurrently with the issuance of the Second Lien Notes, the gross proceeds of the Second Lien Notes will be deposited into an escrow account for the benefit of the holders of the Second Lien Notes until such date that certain escrow release conditions, including the consummation of the Lexmark Acquisition, have been satisfied. Following the release of the proceeds of the Second Lien Notes from the escrow account, Xerox Corporation will assume the obligations of the Escrow Issuer under the indenture governing the Second Lien Notes and the Second Lien Notes will be guaranteed by certain of Xerox’s domestic and foreign subsidiaries.

The Notes and the related guarantees are being offered and sold to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered for sale under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes, the related guarantees or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.

About Xerox Holdings Corporation (NASDAQ: XRX)

For more than 100 years, Xerox has continually redefined the workplace experience. Harnessing our leadership position in office and production print technology, we are a services-led, software-enabled organization that sustainably powers the hybrid workplace of today and tomorrow. Our comprehensive suite of services and solutions, including advanced AI-driven technologies, helps businesses navigate digital transformation, optimize workflows and achieve operational excellence. Today, Xerox is continuing its legacy of innovation to deliver client-centric and digitally driven technology solutions and meet the needs of today’s global, distributed workforce. Whether in an office, a classroom, or a hospital, we empower our clients to thrive in an ever-changing business landscape.

Forward-Looking Statements

This press release and other written or oral statements made from time to time by management contain “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that involve certain risks and uncertainties. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “would”, “could”, “can”, “should”, “targeting”, “projecting”, “driving”, “future”, “plan”, “predict”, “may” and similar expressions are intended to identify forward-looking statements. The Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These statements reflect management’s current beliefs, assumptions and are subject to a number of other factors that may cause actual results to differ materially.

Such factors include but are not limited to: risks and uncertainties related to the completion of the offering of the Notes on the anticipated terms or at all; applicable market conditions; the satisfaction of customary closing conditions related to the offering; global macroeconomic conditions, including inflation, slower growth or recession, delays or disruptions in the global supply chain, higher interest rates, and wars and other conflicts, including the current conflict between Russia and Ukraine; our ability to succeed in a competitive environment, including by developing new products and service offerings and preserving our existing products and market share as well as repositioning our business in the face of customer preference, technological, and other change, such as evolving return-to-office and hybrid working trends; failure of our customers, vendors, and logistics partners to perform their contractual obligations to us; our ability to attract, train, and retain key personnel; execution risks around our Reinvention; the risk of breaches of our security systems due to cyber, malware, or other intentional attacks that could expose us to liability, litigation, regulatory action or damage our reputation; our ability to obtain adequate pricing for our products and services and to maintain and improve our cost structure; changes in economic and political conditions, trade protection measures, licensing requirements, and tax laws in the United States and in the foreign countries in which we do business; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; interest rates, cost of capital, and access to credit markets; risks related to our indebtedness; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions; funding requirements associated with our employee pension and retiree health benefit plans; changes in foreign currency exchange rates; the risk that we may be subject to new or heightened regulatory or operation risks as a result of our, or third parties,’ use or anticipated use of artificial intelligence technologies; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; laws, regulations, international agreements and other initiatives to limit greenhouse gas emissions or relating to climate change, as well as the physical effects of climate change; the ultimate outcome of our acquisition of Lexmark; the satisfaction of the conditions to the closing of the proposed transaction in a timely manner; the ability of the combined company to achieve potential market share expansion; the ability of the combined company to achieve the identified synergies; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule at all; the Company’s ability to finance the proposed acquisition of Lexmark; the Company’s indebtedness, including the indebtedness the Company expects to incur and/or assume in connection with the proposed acquisition of Lexmark and the need to generate sufficient cash flows to service and repay such debt; the ability to integrate the Lexmark business into the Company and realize the anticipated strategic benefits of the transaction within the expected time-frames or at all; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Lexmark; potential litigation relating to the potential transaction that could be instituted against the Company or its directors; rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; general economic conditions that are less favorable than expected; and other factors that are set forth from time to time in the Company’s Securities and Exchange Commission filings, including the combined Annual Report on Form 10-K of Xerox Holdings and Xerox Corporation for the year ended December 31, 2024.

These forward-looking statements speak only as of the date of this press release or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.